abrdn Funds

abrdn China A Share Equity Fund

abrdn Focused Emerging Markets ex-China Fund

abrdn Intermediate Municipal Income Fund

abrdn International Small Cap Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated October 20, 2025 to each Fund’s Prospectus and Statement of Additional
Information, each dated February 28, 2025, as supplemented to date

(the “February 2025 Prospectus and SAI”)

The reorganizations of abrdn International Small Cap Fund and abrdn Intermediate Municipal Income Fund into abrdn International Small Cap Active ETF and abrdn Ultra Short Municipal Income Active ETF, respectively, each occurred after the close of business on October 17, 2025. The reorganizations of abrdn China A Share Equity Fund and abrdn Focused Emerging Markets ex-China Fund into abrdn Emerging Markets Dividend Active ETF each occurred after the close of business on October 17, 2025. All references to, and information with respect to, the Funds are hereby deleted from the February 2025 Prospectus and SAI.

This supplement is dated October 20, 2025.

Please retain this Supplement for future reference.